U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2005

Citigroup Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York		10043
(Address of principal executive offices)		(Zip Code)

(212) 559-1000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On May 4, 2005, Citigroup Inc. (Citigroup or the Company) filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (the March 2005 10-Q) with the Securities and Exchange Commission.  In the March 2005 10-Q, the Company presented the results for the businesses included in the Sale of the Life Insurance & Annuities Business (defined below) as a discontinued operation.  In addition, the Company presented updated business segment disclosures based on certain recent organizational changes.  Accordingly, the Company is filing this Form 8-K to conform its historical financial statements to reflect these changes.  The Company is also providing voluntary supplemental disclosure which discusses how these changes impact the historical results of operations.

The voluntary supplemental information included in this Form 8-K affects only disclosures related to segment results and discontinued operations and should be read in conjunction with the Company’s Annual Report on Form 10-K, which was filed with the SEC on February 28, 2005.

The information included in this Form 8-K does not in any way restate or revise Citigroup’s net income in any previously reported financial statements.

DISCONTINUED OPERATIONS

On January 31, 2005, the Company announced an agreement for the sale of Citigroup’s Travelers Life & Annuity, and substantially all of Citigroup’s international insurance businesses, to MetLife, Inc.  The transaction encompasses Travelers Life & Annuity’s U.S. businesses and its international operations other than Citigroup’s life business in Mexico (which is now included within Retail Banking).  International operations include wholly owned insurance companies in the United Kingdom, Belgium, Australia, Brazil, Argentina, and Poland; joint ventures in Japan and Hong Kong; and offices in China.  The sale transaction also includes Citigroup’s Argentine pension business.  (The transaction described in this paragraph is referred to herein as the Sale of the Life Insurance & Annuities Business).

The Sale of the Life Insurance & Annuities Business is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing, and is expected to close during the 2005 third quarter.   The businesses being sold were the primary vehicles through which Citigroup engaged in the Life Insurance and Annuities business.

As required by Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (SFAS 144), the results for all of the businesses included in the Sale of the Life Insurance & Annuities Business were reported in the March 2005 10-Q’s Unaudited Statements of Income and Cash Flows separately as discontinued operations for all periods presented.  The assets and liabilities of the businesses being sold were included in the Consolidated Balance Sheet as Assets of discontinued operations held for sale and Liabilities of discontinued operations held for sale for the March 31, 2005 period only.

Exhibits 99.01 and 99.02 to this Form 8-K present the results for all of the businesses included in the Sale of the Life Insurance & Annuities Business separately as discontinued operations in the segment and product income statements and in the Consolidated Statements of Income and Cash Flows for all periods presented.  In accordance with SFAS 144, Consolidated Balance Sheet disclosures do not separately classify the assets and liabilities of the businesses being sold as “Assets of discontinued operations held for sale” and “Liabilities of discontinued operations held for sale.”

On August 20, 2002, Citigroup completed the distribution to its stockholders of a majority portion of its remaining ownership interest in Travelers Property Casualty Corp. (TPC).  Following the distribution, Citigroup began accounting for TPC as discontinued operations.  As such, Exhibits 99.01 and 99.02 also reflect TPC as a discontinued operation for 2000, 2001 and 2002.

ORGANIZATIONAL CHANGES

On April 14, 2005, Citigroup issued a press release announcing certain organizational changes.

Mexico Insurance

The financial results of the Company’s insurance operations in Mexico that were not included in the Sale of the Life Insurance & Annuities Business are reported within the North America Retail Banking - Mexico business line.

Asset Management and Alternative Investments

Asset Management and Alternative Investments are now stand-alone segments.  Alternative Investments represents the segment formerly named Proprietary Investments.  Citigroup’s internal management reporting was realigned to follow its organizational changes.  Citigroup has modified its financial reporting format to conform to the realigned internal reporting.

As required by SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information,” the historical consolidated financial statements issued by Citigroup have been conformed to reflect modifications to its reportable segments resulting from these organizational changes, including reclassification of all comparative prior period segment information.

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Attached hereto as Exhibit 99.01 and incorporated by reference herein is voluntary supplemental information reflecting the impact of the discontinued operations and the business segment changes on the Company’s historical results of operations and organizational structure.  Information contained in Exhibit 99.01 should be read in conjunction with and as a supplement to information contained in Citigroup’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004. Except for the discussions of the organizational and discontinued operations changes, and except as otherwise noted, all information, including information contained in any forward-looking statements, presented in Exhibit 99.01 is at and as of December 31, 2004. For current discussions regarding business trends and forward-looking statements, reference is made to the March 2005 10-Q.

Also attached hereto as Exhibit 99.02 and incorporated by reference herein are updated historical audited financial statements of Citigroup which reflect both the Sale of the Life Insurance & Annuities Business as a discontinued operation as well as the updated business segment disclosures.  The financial statements included in Exhibit 99.02 shall serve as the historical audited financial statements of Citigroup for existing and future filings made pursuant to the Securities Act of 1933, as amended, until Citigroup files its Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

CITIGROUP INC.

Current Report on Form 8-K

Item 9.01                                             Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit Number

99.01	Supplemental information of Citigroup reflecting certain organizational changes and discontinued operations.

99.02

Historical audited consolidated financial statements of Citigroup, reflecting certain organizational changes and discontinued operations. Also included is the Report of Independent Registered Public Accounting Firm dated February 25, 2005, except as to Notes 1, 3, 4, 5, 9, 14, 16, 17, 18 and 21, for which the report is dated as of June 7, 2005.

99.03	Consent of KPMG LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: June 7, 2005
	By:	/s/ JOHN C. GERSPACH
Name: John C. Gerspach
Title: Controller and Chief Accounting Officer